UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 21, 2007

HOMELAND SECURITY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15216	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 N. Coit Road, Suite 1200, Richardson, Texas		75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (214) 618-6400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Rule or Standard; Transfer of Listing.

 On September 21, 2007, the Registrant received notice from NASDAQ that its securities will be removed from quotation on the Over-the-Counter Bulletin Board (OTCBB), based on its failure to satisfy NASD Rule 6530 effective Tuesday, September 25, 2007.  The Company was notified that its securities were not eligible for continued quotation on the OTCBB because the Company had been delinquent in filing a periodic report three times.  The Company timely filed a requested hearing which stayed the panel’s decision; however, the Company was unsuccessful in its appeal.  Effective September 25, 2007 the Company’s securities will be quoted on the Pink Sheets quotation system but will continue to file the requisite reports under the Securitas Act.  The Company will make a concerted effort to file its reports in a timely fashion and reapply for listing on the OTCBB in one year.  In the meantime, the Company is petitioning the Securities and Exchange Commission because the Company experienced technical difficulties resulting from not being able to access the Edgar filing site which resulted in its last quarterly report for the quarter ended June 30, 2007 being filed shortly after the set cut off time.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of wireless networks or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Homeland Security Network, Inc.
(Registrant)

Date	September 24, 2007

/s/ Peter Ubaldi
(Signature)
Print Name: Peter Ubaldi
Title: Chief Executive Officer